                                                        Exhibit 19


                               POWER OF ATTORNEY
                               -----------------


         The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March  22 , 1995
              ----


                                                   /s/ Ronald K. Baur
                                                   ------------------
                                                   Ronald K. Baur

                               POWER OF ATTORNEY
                               -----------------


         The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March  21 , 1995
              ----

                                                   /s/ Kenneth W. Chesterman
                                                   -------------------------
                                                   Kenneth W. Chesterman

                               POWER OF ATTORNEY
                               -----------------


         The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March  23 , 1995
              ----

                                                   /s/ Charles H. Erhart
                                                   ---------------------
                                                   Charles H. Erhart

                               POWER OF ATTORNEY
                               -----------------


         The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March  24 , 1995
              ----

                                                   /s/ Mary Lou Fox
                                                   ----------------
                                                   Mary Lou Fox

                               POWER OF ATTORNEY
                               -----------------


         The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March  20 , 1995
              ----

                                                   /s/ J. Peter Grace
                                                   ------------------
                                                   J. Peter Grace

                               POWER OF ATTORNEY
                               -----------------


         The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March  20 , 1995
              ----


                                                   /s/ Thomas C. Hutton
                                                   --------------------
                                                   Thomas C. Hutton

                               POWER OF ATTORNEY
                               -----------------


         The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March  24 , 1995
              ----


                                                   /s/ Patrick E. Keefe
                                                   --------------------
                                                   Patrick E. Keefe

                               POWER OF ATTORNEY
                               -----------------


         The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March  20 , 1995
              ----


                                                   /s/ Sandra E. Laney
                                                   -------------------
                                                   Sandra E. Laney

                               POWER OF ATTORNEY
                               -----------------


         The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March  20 , 1995
              ----


                                                   /s/ Andrea R. Lindell
                                                   ---------------------
                                                   Andrea R. Lindell

                               POWER OF ATTORNEY
                               -----------------


         The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March  21 , 1995
              ----


                                                   /s/ Sheldon Margen
                                                   ------------------
                                                   Sheldon Margen

                               POWER OF ATTORNEY
                               -----------------


         The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March  24 , 1995
              ----

                                                   /s/ Kevin J. McNamara
                                                   ---------------------
                                                   Kevin J. McNamara

                               POWER OF ATTORNEY
                               -----------------


         The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March  24 , 1995
              ----


                                                   /s/ John M. Mount
                                                   -----------------
                                                   John M. Mount

                               POWER OF ATTORNEY
                               -----------------


         The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March  20 , 1995
              ----

                                                   /s/ Timothy S. O'Toole
                                                   ----------------------
                                                   Timothy S. O'Toole

                               POWER OF ATTORNEY
                               -----------------


         The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March  20 , 1995
              ----

                                                   /s/ D. Walter Robbins, Jr.
                                                   --------------------------
                                                   D. Walter Robbins, Jr.